Exhibit 99.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002

I, Adam J. Laufer, state and attest that I am the President and Chief Executive Officer of Dair Ventures, Inc. (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that

* the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002 containing financial statements (the "periodic report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and

* the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.


/s/ Adam J. Laufer
--------------------
Name: Adam J. Laufer
Title: President and Chief Executive Officer
Date: November 12, 2002